                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2000

GE CAPITAL COMMERCIAL MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of December 10, 2000, providing for the issuance of GE Capital Commercial Mortgage Corporation's Commercial Mortgage Pass-Through Certificates, Series 2000-1).

                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                   333-45884-01              22-3755203
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                    Identification Number)

                292 Long Ridge Road
                    Stamford, CT                                06927
      (Address of principal executive offices)               (Zip Code)

                                 (203) 357-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

    Filing of Computational Materials

         In connection with the offering of the GE Capital Commercial Mortgage Corporation's Commercial Mortgage Pass-Through Certificates, Series 2000-1, Chase Securities Inc. ("CSI") has prepared certain materials (the "CSI Computational Materials") for distribution to its respective potential investors. Although GE Capital Commercial Mortgage Corporation (the "Company") provided CSI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSI Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of the Company, relating to its Commercial Mortgage Pass-Through Certificates, Series 2000-1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    Not applicable.

  (b)    Pro Forma Financial Information:    Not applicable.

  (c)    Exhibits

--------------------------------------------------------------------------------
EXHIBIT NO.                                DOCUMENT
--------------------------------------------------------------------------------
   99.1            CSI Computational Materials dated December 21, 2000.
--------------------------------------------------------------------------------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION


                                  By: /s/ Daniel Vinson
                                      ------------------------------------
                                      Name:  Daniel Vinson
                                      Title: Authorized Signatory

Dated:   December 21, 2000

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
EXHIBIT NO.                                   DOCUMENT                     PAGE
--------------------------------------------------------------------------------
   99.1         CSI Computational Materials dated December 21, 2000.         4
--------------------------------------------------------------------------------